Exhibit 10.1

AMENDMENT TO ASSET PURCHASE AGREEMENT

This Amendment No. 2 (“Amendment No. 2”) is made as of June 30, 2022 to the Asset Purchase Agreement (the “Agreement”), dated as of December 2, 2021, by and between WonderLeaf, LLC, a Colorado limited liability company (“Seller”), and Bespoke Extracts Colorado, LLC (“Buyer”). Capitalized terms not herein defined shall have the meaning ascribed thereto in the Agreement.

WHEREAS, pursuant to Section 10.2 of the Agreement, The Parties may amend any provision of this Agreement only by a written instrument signed by the Parties; and

WHEREAS, the parties wish to amend the Agreement; and

NOW, THEREFORE, in consideration of the promises and other good and valuable consideration, the parties hereby agree as follows:

1.	Amendment to Section 1.1 Section 1.1, “Termination Date” is hereby deleted in its entirety and replaced with the following:

“Termination Date” means August 30, 2022

IN WITNESS WHEREOF, this Amendment No.2 has been duly executed and delivered by the Parties as of the date first above written.

SELLER:

WONDERLEAF, LLC

By:	/s/ Roxanne Burns
Name:	Roxanne Burns
Title:	Manager

BUYER:

BESPOKE EXTRACTS COLORADo, LLC

By:	/s/ Michael Feinsod
Name:	Michael Feinsod
Title:	Manager